UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 26, 2006

                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)

          Delaware                     1-13484                  34-1775913
          --------                     -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation               File Number)           Identification No.)


            5845 W. 82nd Street, Suite 102
                 Indianapolis, Indiana                             46278
                                                                   -----
       (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 26, 2006, Cohesant Technologies Inc. reported its operating results for the third quarter and first nine months ended August 31, 2006. The Press Release is attached hereto as Exhibit 99.1


ITEM 5.02. DEPATURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 26, 2006 Cohesant Technologies Inc. announced Stewart Nance, former President of Cohesant Materials, Inc, has become President of CIPAR Spincast Services Inc, the Cohesant indirect subsidiary that acquired the Triton Spincast System earlier in the month. The Press Release is attached hereto as Exhibit 99.1


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is furnished pursuant to Item 2.02 and Item 5.02, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Cohesant Technologies Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c) Exhibits.

              99.1   -   Press Release dated September 26, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COHESANT TECHNOLOGIES INC.

Date: September 26, 2006       By:    /s/ Robert W. Pawlak
                               ---------------------------
                                      Robert W. Pawlak, Chief Financial Officer